                                EXHIBIT 10.14(I)



                    EIGHTH AMENDMENT TO THE CREDIT AGREEMENT

                  EIGHTH AMENDMENT, dated as of December 6, 2001 (this "Amendment"), among THE BON-TON DEPARTMENT STORES, INC. and THE BON-TON STORES OF LANCASTER, INC. (collectively, the "Borrowers"), the other Credit Parties party to the Credit Agreement referred to below, the Lenders party to such Credit Agreement and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent (in such capacity, the "Agent"), Collateral Agent (in such capacity, the "Collateral Agent") and Lender.

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto have entered into that certain Credit Agreement, dated as of April 15, 1997 (such Agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement," and capitalized terms defined therein and not otherwise defined herein are used herein as therein defined); and

                  WHEREAS, the Borrowers desire to have the Lenders amend certain provisions of the Credit Agreement; and

                  WHEREAS, the Lenders have agreed to such amendments upon the terms and subject to the conditions provided herein;

                  NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment. The Lenders, the Agent, the Borrowers and the other Credit Parties hereby agree to the following amendment to the Credit
Agreement:

                  (a) The definition of "Commitments" contained in Annex A (Recitals) to Credit Agreement; Definitions is hereby amended by (i) replacing the phrase "the signature page" in the third line thereof with the phrase "ANNEX J" and (ii) replacing the phrase "Two Hundred Million Dollars ($200,000,000) on the Closing Date" in the sixth line thereof with the phrase "One Hundred Seventy Five Million Dollars ($175,000,000)".

                  (b) The definition of "Credit Parties" contained in Annex A (Recitals) to Credit Agreement; Definitions is hereby amended by inserting the phrase "each of the Guarantors," immediately after the phrase "each Borrower," in the first line thereof.

                  (c) The definition of "Revolving Loan Commitment" contained in Annex A (Recitals) to Credit Agreement; Definitions is hereby amended by (i) replacing the phrase "the signature page" in the third line thereof with the phrase "ANNEX J" and (ii) replacing the phrase "Two Hundred Million Dollars ($200,000,000) on the Closing Date" in the seventh line thereof with the phrase "One Hundred Seventy Five Million Dollars ($175,000,000)".

                  (d) The Appendices to the Credit Agreement are hereby amended by adding immediately after ANNEX I a new ANNEX J (Revolving Loan Commitment), attached hereto as Schedule 1.

         Section 2. Consent. The Lenders hereby consent to the creation of a wholly-owned Subsidiary of The Bon-Ton National Corp. (the "Gift Certificate Subsidiary") for the sole purpose of operating a gift certificate program (the "Gift Certificate Program"). The Credit Parties may transfer assets to the Gift Certificate Subsidiary, whether as capital, a loan or otherwise, only to the extent that a transfer is required to allow the Gift Certificate Subsidiary to operate the Gift Certificate Program. The Gift Certificate Subsidiary may not engage in any business, other than operating the Gift Certificate Program, or incur any Indebtedness, other than the Indebtedness permitted in Section 6.3 (Indebtedness) of the Credit Agreement. The Bon-Ton National Corp. shall pledge the shares of the Gift Certificate Subsidiary to the Agent pursuant to the Pledge Agreement and the Gift Certificate Subsidiary shall enter into a Joinder Agreement to become (a) a Grantor under the Security Agreement and (b) a Guarantor under the Guaranty.

         Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received by no later than December 7, 2001, the following:

                  (a) counterparts of this Amendment executed by each Borrower, each Credit Party, the Agent and the Requisite Lenders or, as to the Requisite Lenders, advice satisfactory to the Agent that the Requisite Lenders have executed this Amendment; and

                  (b) an amendment fee equal to 0.02% of the amount of the Commitment, as in effect immediately after giving effect to this Amendment, of each Lender that has executed this Amendment and delivered evidence thereof satisfactory to the Agent at or before 5:00 p.m. New York City time on the effective date of the Amendment and paid to each such Lender.

         Section 4. Affirmative Covenant. The Borrower agrees that it shall deliver to the Administrative Agent within 15 Business Days of the formation of the Gift Certificate Subsidiary (a) a Joinder Agreement substantially in the form of Exhibit A attached hereto duly executed by the Gift Certificate Subsidiary and (ii) a Pledge Amendment, as set forth in Section 6(d) of the Pledge Agreement, pledging the stock of the Gift Certificate Subsidiary.

         Section 5. Representations and Warranties. The Borrowers and the other Credit Parties hereby jointly and severally represent and warrant to the Lenders and the Agent as follows:

                  (a) After giving effect to this Amendment, each of the representations and warranties in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein not prohibited by the Credit Agreement.

                  (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

                  (c) The execution, delivery and performance by the Credit Parties of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

                  (d) This Amendment has been duly executed and delivered by each Credit Party and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Credit Parties, enforceable against them in accordance with its terms.

         Section 6. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to "the Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except to the extent amended hereby, the provisions of the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 7. Costs and Expenses. The Borrowers agree to pay on demand all costs, fees and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

         Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         Section 9. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

                            [SIGNATURE PAGES FOLLOW]

                     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                         BORROWERS:

                                         THE BON-TON DEPARTMENT STORES, INC.


                                         By:   /s/ H. Todd Dissinger
                                               Name:     H. Todd Dissinger
                                               Title:    Treasurer

                                         THE BON-TON STORES OF LANCASTER, INC.


                                         By:   /s/ Robert E. Stern
                                               Name:     Robert E. Stern
                                               Title:    Secretary/Treasurer

                                         OTHER CREDIT PARTIES:

                                         THE BON-TON STORES, INC.


                                         By:   /s/ H. Todd Dissinger
                                               Name:     H. Todd Dissinger
                                               Title:    Treasurer

                                         THE BON-TON CORP.


                                         By:   /s/ Robert E. Stern
                                               Name:     Robert E. Stern
                                               Title:    Secretary

                                         THE BON-TON NATIONAL CORP.


                                         By:   /s/ Robert E. Stern
                                               Name:     Robert E. Stern
                                               Title:    Secretary

                                         THE BON-TON TRADE CORP.


                                         By:   /s/ Robert E. Stern
                                               Name:     Robert E. Stern
                                               Title:    Secretary


      [SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE BON-TON CREDIT AGREEMENT]

AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION

By:    /s/ Charles Chiodo
Name:  Charles Chiodo
Title: Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.

By:    /s/ Steven Schuit
Name:  Steven Schuit
Title: Vice President

FIRST UNION NATIONAL BANK

By:    /s/ Joan Anderson
Name:  Joan Anderson
Title: Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By:    /s/ C. Gregory Vogelsang
Name:  C. Gregory Vogelsang
Title: Assistant Vice President

FOOTHILL CAPITAL CORPORATION

By:    /s/ Robert J. Cambora
Name:  Robert J. Cambora
Title: Senior Vice President

FLEET BUSINESS CREDIT CORPORATION

By:
       --------------------------------
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.

By:    /s/ Albert R. Joseph
Name:  Albert R. Joseph
Title: Vice President


      [SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE BON-TON CREDIT AGREEMENT]

                                   Schedule 1


                              ANNEX J (FROM ANNEX A
                      REVOLVING LOAN COMMITMENT DEFINITION)

                                       TO

                                CREDIT AGREEMENT


Revolving Loan Commitment:
-------------------------
   42,000,000 (24.0%)           General Electric Capital Corporation

   21,875,000 (12.5%)           The CIT Group/Business Credit, Inc.

   21,875,000 (12.5%)           First Union National Bank

   17,500,000 (10.0%)           Manufacturers and Traders Trust Company

   26,250,000 (15.0%)           Foothill Capital Corporation

   31,500,000 (18.0%)           Fleet Business Credit Corporation

   14,000,000 (08.0%)           Union Bank of California, N.A.

                                    Exhibit A


                                JOINDER AGREEMENT



                  This JOINDER AGREEMENT, dated as of ________ __, 2001 is delivered in connection with the Eighth Amendment to the Credit Agreement, dated as of April 15, 1997, among The Bon-Ton Department Stores, Inc. and The Bon-Ton Stores of Lancaster, Inc., (collectively, the "Borrowers"), the other Credit Parties party thereto, the lenders party thereto and General Electric Capital Corporation, as Administrative Agent (in such capacity, the "Administrative Agent"), Collateral Agent (in such capacity, the "Collateral Agent") and Lender. Capitalized terms used herein but not defined herein are used with the meanings given them in the Credit Agreement.

                  By executing and delivering this Joinder Agreement, the undersigned hereby becomes a party to (i) the Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor and (ii) the Guaranty Agreement as a Guarantor thereunder with the same force and effect as if originally named as a Guarantor. Without limiting the generality of the foregoing, the undersigned hereby grants to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of the undersigned, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Administrative Agent and grants to the Administrative Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Grantor or Guarantor, as the case may be, thereunder.

                  The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 and 4.2 to the Guaranty and Schedules II and III-F to the Security Agreement.

                  The undersigned hereby represents and warrants that each of the representations and warranties contained in Sections 4 of both the Security Agreement and the Guaranty applicable to it are true and correct on and as the date hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.


                                       [GIFT CERTIFICATE SUBSIDIARY]


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:



ACKNOWLEDGED AND AGREED
as of the date of this Joinder Agreement first above written.

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent


By:
   --------------------------------------
   Name:
   Title:


      [SIGNATURE PAGE TO JOINDER AGREEMENT TO THE BON-TON CREDIT AGREEMENT]